SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 10, 2000

                                  Piranha, Inc.
             (Exact name of registrant as specified in its charter)


Delaware                             0-20190                          36-3859518
(State or other jurisdiction       (Commission                     (IRS Employer
of incorporation)                  File Number)              Identification No.)

                  6060 N. Central Expressway, Dallas, TX 75206
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: 214-800-2835

                                       N/A

           (Former name or former address, if changed since last report.)


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                    Information To Be Included in the Report
Item 5. Other Events.

         On October 10 and October 11, 2000, Edward Sample, the Company's CEO purchased 13,000 shares of the Company's Common Stock on the open market for an aggregate consideration of $88,281.25

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Piranha, Inc.
                                              (Registrant)

                                        By: /s/ Edward W. Sample
                                             Edward W. Sample, CEO

                                        By: /s/ Richard S. Berger
                                            Richard S. Berger, Secretary and CFO
Date: October 17, 2000